Statement of Additional Information Supplement	April 17, 2014

Putnam Absolute Return 500 Fund
Putnam Absolute Return 700 Fund
Putnam Diversified Income Trust

In the section “DISTRIBUTION PLANS”, the sub-section “Other Payments” is hereby deleted in its entirety and replaced with the following:

Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enables Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Certain dealers also receive payments from Putnam Investor Services or its affiliates in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. The amount paid for these services varies depending on the share class selected and by dealer, and may also take into account the extent to which the services provided by the dealer replace services that Putnam Investor Services or its affiliates would otherwise have to provide. With respect to assets attributable to class A, class B, class C, class M, class R, class T, and class Y shares, these payments are not expected, with certain exceptions both for affiliated and unaffiliated entities noted in the discussion under the heading “MANAGEMENT – Investor Servicing Agent,” to exceed 0.13% of the total assets of such shareholders or plan participants in the fund or other Putnam funds on an annual basis. There are no such payments in respect of class R6 shares, and payments in respect of class R5 shares are generally made at an annual rate of up to 0.10% of a fund’s average net assets attributable to class R5 shares held by a dealer, except that an annual rate of up to 0.07% of a fund’s average net assets attributable to class R5 shares held by a dealer applies to Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Short Duration Income Fund. See the discussion under the heading “MANAGEMENT – Investor Servicing Agent” for more details.

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In the section “MANAGEMENT”, the sub-section “Investor Servicing Agent” is hereby deleted in its entirety and replaced with the following:

Investor Servicing Agent

Putnam Investor Services, located at One Post Office Square, Boston, MA 02109, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund. The fee paid to Putnam Investor Services with respect to assets attributable to class A, class B, class C, class M, class R, class T and class Y shares, subject to certain limitations, is based on a fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The fee paid to Putnam Investor Services with respect to class R5 shares is based on an annual rate of 0.15% of each fund’s average assets attributable to class R5 shares, except that an annual rate of 0.12% of each fund’s average assets attributable to class R5 shares applies to Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Short Duration Income Fund. The fee paid to Putnam Investor Services with respect to class R6 shares is based on an annual rate of 0.05% of each fund’s average assets attributable to class R6 shares. Through at least June 30, 2014, investor servicing fees for each fund will not exceed an annual rate of 0.320% of the fund’s average assets.

Financial intermediaries (including brokers, dealers, banks, bank trust departments, registered investment advisers, financial planners, and retirement plan administrators) may own shares of the fund for the benefit of their customers in an omnibus account (including retirement plans). In these circumstances, the financial intermediaries or other third parties, rather than Putnam Investor Services, may provide some or all of the sub-accounting and similar record keeping services for their customers’ accounts. In recognition of these services, Putnam Investor Services may make payments to these financial intermediaries or other third parties. Payments may be based on the number of shareholders in an omnibus account or the assets or share class held in an account. Putnam Investor Services also makes payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. These payments are described above under the headings “Distribution Plans – Additional Dealer Payments.”

Putnam Investor Services will pay its affiliate, FASCore, LLC up to 0.24% on the average value of the assets in Putnam-administered plans invested in the funds on an annual basis in consideration of sub-accounting, recordkeeping, retirement plan administration and other services being provided to participants in Putnam-administered retirement plans with respect to their investments in the funds. In addition to these payments, affiliates of Putnam Investor Services may make payments to FASCore, LLC and its affiliates of the types, and up to the amounts, described below under the headings “Distribution Plans - Additional Dealer Payments.”